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                            REGISTRATION RIGHTS AGREEMENT


    REGISTRATION RIGHTS AGREEMENT ("Agreement"), dated as of September 15, 1994 ("Agreement"), by and between Marshall Industries ("Marshall") and Sonepar Electronique International ("SEI").

                                       RECITALS

    Pursuant to that certain Nonqualified Stock Option Grant dated July 29,
1994 (the "Option Agreement") Marshall granted SEI an option to purchase shares of Marshall Industries common stock (the "Shares"), the exact number to be determined by formula in accordance with the Option Agreement. All capitalized terms used but not defined herein shall have the meaning ascribed to them in the Option Agreement.

                                      AGREEMENTS

    In consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.  DEFINITIONS.  As used in this Agreement:

    "Person" shall mean an individual, a corporation, a partnership, a trust, an unincorporated organization or a governmental organization or any agency or political subdivision thereof.

    "Prospectus" shall mean any prospectus which is a part of a Registration Statement, together with all amendments or supplements thereto.

    "Registrable Stock" shall mean the Shares owned by SEI which are acquired by SEI upon exercise of the Option; provided, however, that Registrable Stock shall not be deemed to include any Shares after such Shares have been registered under the Securities Act and sold pursuant to such registration or any Shares sold, or eligible for sale, without registration under the Securities Act in compliance with Rule 144, or pursuant to any other exemption from registration under the Securities Act to a Person who is free to resell such shares without registration or restriction under the Securities Act.

    "Registration Statement" shall mean any registration statement filed with the Securities and Exchange Commission in accordance with the Securities Act, together with all amendments or supplements thereto.


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    "Securities Act" shall mean the Securities Act of 1933, as amended, or any federal statute or statutes which shall be enacted to take the place of such Act, together with all rules and regulations promulgated thereunder.

    "Securities and Exchange Commission" shall mean the United States Securities and Exchange Commission or any successor to the functions of such agency.

    "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any federal statute or statutes which shall be enacted to take the place of such Act, together with all rules and regulations promulgated thereunder.

2.  REQUIRED REGISTRATION.

    a. Subject to Section 2.b. below, upon the written request of SEI (made at any time after the Option becomes exercisable) to register the Shares which are acquired upon exercise of the Option, Marshall will use its best efforts to effect the registration of Registrable Stock under the Securities Act and the registration or qualification thereof under all applicable state securities or blue sky laws, but only to the extent provided for in the following provisions of this Agreement. A request pursuant to this Section 2.a. shall state the intended method of disposition of the Registrable Stock sought to be registered.

    b. The foregoing registration rights of SEI shall be deemed satisfied by Marshall when one Registration Statement respecting the Registrable Stock shall have been filed by Marshall with and made effective by the Securities and Exchange Commission under the Securities Act pursuant to a request made pursuant to Section 2.a. and the offerings pursuant to each such Registration Statement shall have been completed.

3.  REGISTRATION PROCEDURES.

    Whenever Marshall is required by this Agreement to use its best efforts to effect the registration of any Registrable Stock under the Securities Act, Marshall will:

    a.   As expeditiously as possible and in any event not more than ninety
(90) days after the written request for registration is given by SEI to Marshall, prepare and file with the Securities and Exchange Commission a Registration Statement with respect to such Registrable Stock and use its best efforts to cause such Registration Statement to become and remain effective for a period of not more than nine months, provided that before filing a Registration Statement or Prospectus or any amendments or supplements thereto, Marshall will furnish to counsel for SEI copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel;


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    b.   As expeditiously as possible, prepare and file with the Securities and
Exchange Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for a period of not more than nine
(9) months and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such Registration Statement during such period in accordance with the intended method or methods of disposition by SEI as set forth in such Registration Statement;

    c. Furnish to SEI such number of copies of such Registration Statement, each amendment and supplement thereto, the Prospectus included in the Registration Statement (including each preliminary Prospectus), and such other documents, as SEI may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by SEI;

    d. Use reasonable efforts to register or qualify the Registrable Securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as SEI shall reasonably request, and do any and all other acts and things which may be necessary under such securities or blue sky laws to enable SEI to consummate the public sale or other disposition in such jurisdiction of the Registrable Securities owned by SEI covered by such Registration Statement; provided, however, that Marshall shall not be required to (i) qualify to do business as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for this subparagraph,
(ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction;

    e. Notify SEI at any time when a Prospectus relating to the Registrable Securities of SEI covered by such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and at the request of SEI, prepare a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of the Registrable Securities covered by such Registration Statement, such Prospectus will not contain an untrue statement, of a material fact or omit to state any fact necessary to make the statements therein not misleading;

    f. Otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and furnish to SEI at least five (5) business days prior to the filing thereof a copy of such Registration Statement or any Prospectus and any amendment or supplement to such Registration Statement or Prospectus, and not file any thereof to


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which SEI shall have reasonably objected on the grounds that such document does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder; and

    g. Cause all such Registrable Securities covered by such Registration Statement to be listed on the principal securities exchange on which Marshall's common stock is then listed.

4.  EXPENSES.

    To the fullest extent allowable under applicable state securities and blue sky laws, the following expenses incurred in effecting the registrations provided for in Section 2(a) shall be borne and paid by Marshall: all registration and filing fees, printing expenses, fees and disbursements of counsel for Marshall, expenses of any audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to Subsection (d).

5.  PREPARATION; REASONABLE INVESTIGATION.

    In connection with the preparation and filing of the Registration Statement under the Securities Act pursuant to this Agreement, Marshall will give SEI, their underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such Registration Statement, each Prospectus included therein or filed with the Securities and Exchange Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of Marshall with its officers and the independent public accountants who have certified its financial statements as shall be reasonably necessary, in the opinion of SEI's and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

6.  INDEMNIFICATION.

    a. In the event of any registration of any of its Securities under the Securities Act pursuant to this Agreement, Marshall, to the extent permitted by law, shall indemnify and hold harmless SEI, each underwriter (as defined in the Securities Act), each other Person who participates in the offering of such Securities, and each other Person, if any, who controls (within the meaning of the Securities Act) SEI, such underwriter or participating Person, against any losses, claims, damages or liabilities, joint or several, to which SEI, such underwriter, participating Person or controlling Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (1) any alleged untrue statement of any material


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fact contained, on the effective date thereof, in any Registration Statement under which such Securities were registered under the Securities Act, any preliminary Prospectus or final Prospectus contained therein, or any summary Prospectus issued in connection with any Securities being registered, or any amendment or supplement thereto, or (2) any alleged omission to state in any such document a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse SEI, or any such underwriter, participating Person or controlling Person for any legal or other expenses reasonably incurred by SEI, such underwriter, participating Person or controlling Person in connection with investigating or defending any such loss, damage, liability or action; provided, however, that Marshall shall not be liable to SEI, or any such underwriter, participating Person, or controlling Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any alleged untrue statement or alleged omission made in such Registration Statement, preliminary Prospectus, summary Prospectus, Prospectus, or amendment or supplement thereto in reliance upon and in conformity with written information furnished to Marshall by SEI specifically for use therein.

    b. SEI indemnifies and holds harmless Marshall, its directors and officers, each underwriter (as defined in the Securities Act), and each other Person, if any, who controls (within the meaning of the Securities Act), Marshall or any underwriter against any losses, claims, damages, or liabilities, joint or several, to which Marshall, any such director or officer, any such underwriter, or any such Person may become subject under the Securities Act or any other statute or at common law, in so far as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (1) any alleged untrue statement of any material fact contained, on the effective date thereof, in any Registration Statement under which Registrable Stock is registered under the Securities Act at the request of SEI, any preliminary Prospectus or final Prospectus contained therein, or any summary Prospectus issued in connection with any such Securities being registered, or any amendment or supplement thereto, or (2) any alleged omission to state in any such document a material fact required to be stated therein or necessary to make the statements therein not misleading, in either case to the extent, and only to the extent, that such alleged untrue statement or alleged omission was made in such Registration Statement, preliminary Prospectus, summary Prospectus, Prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to Marshall by SEI specifically for use therein.

    c. Any Person which proposes to assert the right to be indemnified under subsections a. or b. of this Section 6 shall, promptly after receipt of notice of commencement of any action, suit or proceeding against such Person in respect of which a claim


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is to be made against an indemnifying Person under such subsections a. or b., notify each such indemnifying Person of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. The indemnifying Person shall have the right to investigate and defend any such loss, claim, damage, liability or action and to employ separate counsel in any such action and to control the defense thereof. The Person claiming indemnification shall have the right to employ separate counsel in any such action and to control the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the Person against whom indemnification is sought.

    d. The indemnification provided for under this Section 6 will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of Registrable Securities.

7.  MARKET STAND-OFF.

    SEI agrees not to make a demand for registration under Section 2. of this Agreement during the one hundred and eighty (180) day period following the effective date of a registration statement of Marshall filed under the Securities Act in connection with a public offering of Marshall's Common Stock, if so requested by Marshall. Marshall will be required to make said request to SEI within thirty (30) days after the filing of the Registration Statement in connection with the public offering of Marshall's Common Stock, failing which SEI will not be subject to the foregoing restrictions with respect to that public offering. Marshall may impose stop-transfer restrictions with respect to such Securities, subject to the foregoing restrictions to the end of such period.

8.  ASSIGNABILITY OF REGISTRATION RIGHTS.

    The registration rights set forth in this Agreement shall not be assignable.

9.  SEVERABILITY.

    Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of the Agreement.


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10. COUNTERPARTS.

    This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same document.

11. ENTIRE AGREEMENT.

    This Agreement constitutes the entire agreement by and among the parties hereto with respect to SEI's registration rights with respect to the Shares acquired upon exercise of the Option.

12. AMENDMENTS AND GOVERNING LAW.

    This Agreement may be amended, modified or supplemented only by a written instrument executed by Marshall and SEI. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed in that state.

    IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the day and year first written above.

                                       MARSHALL INDUSTRIES


                                       By: /s/ Robert Rodin
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                                           Robert Rodin, President

                                       SONEPAR ELECTRONIQUE INTERNATIONAL


                                       By: /s/ Jose Menendez
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                                          Its: Jose Menendez Pdt Directoire
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